UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) April 30, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AR3 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-19 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Item 8.01.  Other Events.

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-131600) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1 and Exhibit 8.1 and the related consent is attached as Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of      such firm included in Exhibit 5.1).

23.1         Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By:/s/ Rika Yano

Name: Rika Yano

Title:  Vice President

By:/s/ Susan Valenti

Name: Susan Valenti

Title:  Director

Dated: April 30, 2007

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1  Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1  Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1  Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

April 30, 2007

Deutsche Alt-A Securities, Inc.

60 Wall Street

New York, New York 10005

Re:

Deutsche Alt-A Securities, Inc.,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Deutsche Alt-A Securities, Inc., a Delaware corporation (the “Company”), in connection with the issuance of the Company’s Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3 (the “Certificates”), pursuant to a prospectus dated May 19, 2006, as supplemented by a prospectus supplement, dated April 30, 2007 (the “Base Prospectus” and the “Prospectus Supplement,” respectively, and collectively the “Prospectus”).  A registration statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-131600) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), and was declared effective on May 19, 2006.  As set forth in the Prospectus, the Certificates will be issued under and pursuant to the conditions of a pooling and servicing agreement  (the “Pooling Agreement”), dated as of April 1, 2007, among the Company, as depositor, Wells Fargo Bank, N.A, as master servicer ( in such capacity, the “Master Servicer) and as securities administrator (in such capacity, the “Securities Administrator”), HSBC Bank USA, National Association, as trustee (the “Trustee”) and Clayton Fixed Income Services Inc., as credit risk manager.

We have examined a form of the Pooling Agreement, forms of the Certificates, the Prospectus, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The Pooling Agreement has been duly and validly authorized by all necessary action on the part of the Company and when the Pooling Agreement has been duly executed and delivered by the Company, the Master Servicer, the Securities Administrator, the Trustee and any other party thereto, the Pooling Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Pooling Agreement and delivered against payment therefor pursuant to the Underwriting Agreement, dated as of April 30, 2007, and the Purchase Agreement, dated as of April 30, 2007, and each between the Company and Deutsche Bank Securities Inc., the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Pooling Agreement and enforceable against the Company in accordance with their terms.

(iii)

Under existing law, assuming compliance with all provisions of the Pooling Agreement, for federal income tax purposes, each segregated pool of assets for which the Pooling Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each Class of Certificates (other than the Residual Certificates and exclusive of any right to receive, or obligation to pay, any amounts in respect of Net WAC Rate Carryover Amounts) will evidence ownership of “regular interests” in a REMIC within the meaning of the Code; and the Class I-R and Class II-R Certificates will be considered to represent the sole class of “residual interest” in one or more related REMICs created under the Pooling Agreement within the meaning of Section 860G(a)(2) of the Code.

(iv)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and “Federal Income Tax Consequences” in the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Material Federal Income Tax Considerations” and “Legal Matters” in the Base Prospectus and “Federal Income Tax Consequences” and “Legal Matters” in the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP